UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 30, 2004


                          FRANKLIN CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                      1-9727                    13-3419202
   (State or Other               (Commission                (IRS Employer
   jurisdiction of               File Number)            Identification No.)
   incorporation)


                           450 Park Avenue, 20th Floor
                                 New York, N.Y.                 10022
               (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code: (212)486-2323


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                           FORWARD LOOKING STATEMENTS

         Certain statements in this Form 8-K, including statements prefaced by the words "anticipates", "estimates", "believes", "expects" or words of similar meaning, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.


ITEM 5.  OTHER EVENTS.

         The Board of Directors of Franklin Capital Corporation (the "Company") has authorized the retention of a financial advisor to advise the Company on various strategic, financial and business alternatives available to it to maximize shareholder value. These may include a reorganization, re-capitalization, acquisitions, dispositions of assets, a sale or merger.

         A copy of the press release issued by the Company in connection with the action of its Board of Directors is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99. Press Release dated March 30, 2004.

                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FRANKLIN CAPITAL CORPORATION


                                          By:
                                             Name: Stephen L. Brown
                                             Title: Chairman and
                                                    Chief Executive Officer


                                          Date: March 30, 2004